UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 15, 2016

The Bon-Ton Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-19517	23-2835229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices) (Zip Code)

(717) 757-7660
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

        On April 15, 2016, the Board of Directors of The Bon-Ton Stores, Inc. (the “Company”) unanimously elected Paul E. Rigby to serve as a member of the Board, effective immediately.

         Mr. Rigby will receive, on a prorated basis, the Company’s standard director compensation arrangements applicable to directors who are not employees of the Company in accordance with the terms of director compensation disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 5, 2015.

         There was no arrangement or understanding between Mr. Rigby and any other persons pursuant to which Mr. Rigby was elected as a director.

         The election of Mr. Rigby was announced in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1        Press Release issued April 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

Date: April 15, 2016	By:	/s/ Nancy A. Walsh
Name: Nancy A. Walsh
Title: Executive Vice President-Chief Financial Officer